June 21, 2023 We aim to eradicate cancer with tests that help prevent it, detect it earlier, and guide treatment. EXACT SCIENCES

This presentation contains forward-looking statements concerning our expectations, anticipations, intentions, beliefs or strategies regarding the future. These forward-looking statements are based on assumptions that we have made as of the date hereof and are subject to known and unknown risks and uncertainties that could cause actual results, conditions and events to differ materially from those anticipated. Therefore, you should not place undue reliance on forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding expected future operating results; expectations for development of new or improved products and services; our strategies, positioning, resources, capabilities and expectations for future events or performance; and the anticipated benefits of our acquisitions, including estimated synergies and other financial impacts. Risks and uncertainties that could adversely affect the Company’s business and prospects, and otherwise cause actual results to differ materially from those anticipated, include without limitation, those described in the filings made by the company with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements presented herein to reflect any change in expectations or any change in events, conditions or circumstances on which any such statements are based. In addition to the company's financial results determined in accordance with U.S. GAAP, the company provides non-GAAP measures that it determines to be useful in evaluating its operating performance and liquidity. Management believes that presentation of operating results using non-GAAP financial measures provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management uses non-GAAP financial measures to establish budgets, manage the Company’s business, and in setting incentive and compensation arrangements. The company presents EBITDA, adjusted EBITDA, non- GAAP gross margin, non-GAAP gross profit, core revenue, and free cash flow. Please refer to the appendix accompanying this presentation for discussion of non-GAAP financial measures and reconciliations to GAAP financial measures. Safe harbor and non-GAAP disclosures 2EXACT SCIENCES

Today's agenda

10:00 am	Welcome and opening	Kevin
10:20 am	Invest in world-class talent	Sarah
10:25 am	Tests that impact decisions	Jorge, Jake, Brian
11:10 am	Generate rock-solid evidence	Jorge
11:25 am	Increase access & drive adoption	Everett
11:35 am	**Break, lunch provided**	
11:55 am	Provide a seamless experience	Everett
12:05 pm	Drive profitable revenue	Jeff
12:20 pm	Panel Q&A session	All presenters
1:05 pm	**Break**	
1:10 pm	Physician panel	
1:40 pm	Patient testimonial	Christi Andringa
1:50 pm	Closing remarks	Kevin



Kevin Conroy
CHAIRMAN AND CEO



Sarah Condella
EVP, HUMAN RESOURCES



Jorge Garces
CHIEF SCIENCE OFFICER



Jake Orville
GM, SCREENING



Brian Baranick
GM, PRECISION ONCOLOGY



Everett Cunningham
CHIEF COMMERCIAL OFFICER



Jeff Elliott
EVP, CHIEF FINANCIAL OFFICER

EXACT SCIENCES
3

4EXACT SCIENCES 4EXACT SCIENCES

Kevin Conroy Chairman and CEO We aim to eradicate cancer with tests that help prevent it, detect it earlier, and guide treatment. EXACT SCIENCES 5

Innovation Accountability Our core values are embedded in everything we do IntegrityTeamworkQuality 6EXACT SCIENCES

LEADERSHIP EXPECTATIONS AND BEHAVIORS

HUMILITY

- Seeks and acts on feedback
- One team approach – puts team ahead of self
- Celebrates success and frames failure as progress
- Acts on curiosity and always learning

WILL

- Takes personal accountability to deliver quality results
- Acts like an owner – makes decisions and moves quickly
- Listens, thinks, plans and then acts
- Relentlessly focuses on our customers and front-line

BEST TEAM

- Attracts and keeps the best people and able to make tough people decisions
- Insists on high standards and holds others accountable
- Develops and coaches others
- Listens attentively, speaks candidly, and treats others respectfully

VISION

- Big vision and paints a powerful picture that energizes people toward the future
- Sparks innovation and inspires new ideas
- Has courage to take risks and fail
- Challe nges the status quo

EXACT SCIENCES

7

Provide a seamless experience for customers Invest in world-class talent dedicated to fighting cancer Offer tests that impact decision-making Increase access & drive adoption Generate rock-solid clinical evidence Drive profitable revenue 8EXACT SCIENCES

TOP-LINE BLUE-C RESULTS VISIONARY COLLABORATIONS Progress towards eradicating cancer EXACT SCIENCES 9 next-generation A new standard in non-invasive screening 10EXACT SCIENCES next-generation 90% specificity including no findings 92% cancer sensitivity 69% high-grade dysplasia sensitivity 42% advanced precancer sensitivity DeeP-C 93% specificity including no findings 94% cancer sensitivity 75% high-grade dysplasia sensitivity 43% advanced precancer sensitivity BLUE-C Source: Imperiale TF et al., N Engl J Med (2014) Source: Exact Sciences internal data 87% specificity including non- advanced findings 91% specificity including non- advanced findings 11 EXACT SCIENCES

MRD & recurrence Prognosis & prediction Hereditary testing Screening & diagnosis Early-stage therapy expected 2023 How we help detect cancer earlier and provide smarter answers at every step multi-cancer liver, esophageal, & others Includes tests in development, which are not available for sale or approved by FDA 12EXACT SCIENCES

13 13EXACT SCIENCES

Sarah Condella EVP, Human Resources Invest in world-class talent 1414EXACT SCIENCES

Provide a seamless experience for customers Invest in world-class talent dedicated to fighting cancer Offer tests that impact decision-making Increase access & drive adoption Generate rock-solid clinical evidence Drive profitable revenue 15 EXACT SCIENCES

16EXACT SCIENCES

6,300+ teammates dedicated to defeating cancer 100% of teammates are shareholders 54% gender diversity The driving force behind our flywheel is our team 40+ locations globally in 18 cities Source: Exact Sciences internal data 17 EXACT SCIENCES

ATTRACT DEVELOP RETAIN 1818EXACT SCIENCES

2017 2018 2019 2020 2021 2022 1Q23 23K+ AVERAGE # OF QUARTERLY JOB APPLICATIONS Our magnetic, purpose-driven culture attracts the best talent Source: Exact Sciences internal data ATTRACT 19EXACT SCIENCES

Creating a more sustainable, cancer-free world for future generations 20 ATTRACT AND HIRE ATTRACT EXACT SCIENCES

330K annual training hours 80%+ of teammates participate in wellness program 2 in 5 teammates enrolled in mentorship program Developing and promoting career growth is key to our success EXACT SCIENCES Source: Exact Sciences internal data 21 DEVELOP & GROW DEVELOP

Fostering innovation through engagement Best Workplaces in BiopharmaTM Best-in-State Employer GREAT PLACE TO WORK RESULTS 82% 57% Typical company Source: Exact Sciences internal data RETAIN 22EXACT SCIENCES

Changing lives, together 23EXACT SCIENCES

Jorge Garces Chief Science Officer Develop tests that impact decisions 2424EXACT SCIENCES

Provide a seamless experience for customers Invest in world-class talent dedicated to fighting cancer Offer tests that impact decision-making Increase access & drive adoption Generate rock-solid clinical evidence Drive profitable revenue 25EXACT SCIENCES

OUR CAPACITY 100K+ square feet of operational R&D lab space 4 R&D centers globally OUR TEAM 285 scientists 110 PhDs in R&D Broad scientific capabilities & leadership Source: Exact Sciences internal data 26EXACT SCIENCES

Research & development Approval Adoption & access Sample & data collection discovery, evaluation, feasibility, development, proof of concept Analytical performance sensitivity, specificity, precision, repeatability, reproducibility, limits of detection Clinical performance & safety sensitivity, specificity, NPV and PPV, comparisons to SOC or alternative device Clinical benefit vs. risk impact on mortality, disease-free survival, clinical decisions, adherence, preferences, anxiety Real-world benefit vs. risk net health benefit, health economic impact, safety monitoring CLIA, FDA, NY, CMS, CE Mark providers, payers, guidelines Methodical approach to product and evidence development EXACT SCIENCES 27 27 T SCIENCES

Multi-omics is the answer San Diego, CA Transcriptomics (RNA) Madison, WI Munich, Germany Proteomics (Proteins) Madison, WI San Diego, CA Boston, MA Genomics (DNA) 28EXACT SCIENCES

Methylation

Unmatched marker discovery capabilities

MAYO CLINIC

- Sample acquisition
- Whole methylome sequencing
- Marker selection
- Marker refinement
- Marker testing in tissue and plasma
- Refining assays and finalizing markers

EXACT SCIENCES

500
methylation markers validated across

16
of the deadliest cancers

Lung	Breast
Liver	Ovary
Stomach	Lymphoma
Colon	Uterus
Bile duct	Cervix
Esophagus	Melanoma
Prostate	Renal
Pancreas	Bladder

Source: Exact Sciences internal data

EXACT SCIENCES 29

Methylation

Unmatched marker discovery capabilities

Discover markers in tissue


Benign FT
Mucinous
Clear Cell
Serous
Endometrioid
chr6.103
C2CD4D
NCOR2
PALLD
BCL2L11
chr11.149
CDO1
RIPPLY3
chr1.147
SIM2
SKI
PARP15
TACC2
CELF2
chr14.105
AGRN
MT1A.1
MT1A
PDRM14
BCAT1
GPRIN1
GYPC
DNMT3A
NR2F6
IFFO1
MAML3
CAPN2
KCNA3
GDF6
SLC12A8
BANK1
ZMIZ1
GATA2

Validate in blood, stool, other


Healthy controls
Ovarian cancers
Markers with greatest signal to noise

Marker selection process


Dataset
Learning dataset
Independent test set
5-fold cross validation
Training set
Validation set
Feature selection
Build classifier
Evaluation
Best model
Evaluation

Source: Marinelli et al., Gyn Onc, 2022; Chiesa et al., BMC BIX, 2020

EXACT SCIENCES

30

Mutations Unmatched marker discovery capabilities 31EXACT SCIENCES

Proteins Unmatched marker discovery capabilities Protein Discovery Platform Assay Platform Thousands of proteins and phosphopeptides 1 cancer sample Source: Exact Sciences internal data Sample preparation Liquid chromatography Mass spectrometry Spectra interpretation Protein quantification Data analysis 32EXACT SCIENCES

Expertise across technologies with an automated platform SANGER SEQUENCING HIGH-THROUGHPUT NGS PRODUCTION-SCALE NGS Sequencing power for all applications with 60 platforms Source: Exact Sciences internal data 26K transcriptomes sequenced 2.6K genomes sequenced 247K exomes sequenced 33EXACT SCIENCES

SaferSeqS & RealSeqS

Safer Sequencing System & Repetitive Element AneupLoidy Sequencing System

Expertise across technologies with an automated platform

Exact Sciences maintains exclusive rights

Detects variants at frequencies below 1 in 100K DNA molecules

Reduces the error rate of existing PCR-based molecular barcoding approaches by >100-fold



PCR or Sequencing Error
Damaged Watson Strand
Damaged Crick Strand
Bona Fide Mutation
Watson Strand Reads
Crick Strand Reads
Wild Type
Watson Supermutant
Crick Supermutant
Supercalimutant
Scored as
Wild-type
Wild-type
Wild-type
Super Duplex Mutation (SDM)

Method can detect aneuploidy in samples containing as little as 3 pg of DNA

300-400K amplicons distributed throughout the genome are clustered and analyzed



Log2 Copy Number Ratio
Genomic Position
Baseline
V1
V1.1
REALSeqS segment data
ichor segment data
Corrected Copy Number

EXACT SCIENCES

34

Expertise across technologies with an automated platform TELQASTM Chemistry Target Enrichment Long probe Quantitative Amplified Signal Developed and owned by Exact Sciences Single copy detection Faster time to result Multiplex PCR 12 cycles 4,096-fold amplification LQAS Limited sample 0 20 40 60 80 100 120 0 10 20 30 40 R F U Cycle # LQAS TaqMan 10K 100 10K 100 Source: Exact Sciences internal data 35EXACT SCIENCES

300 Hamilton liquid handlers 130 Real-time ABI 7500 systems 60 Sequencers Source: Exact Sciences internal data Exact Sciences is technology agnostic Expertise across technologies with an automated platform 36EXACT SCIENCES

Expertise across technologies with an automated platform LBgard® Proprietary technology increases yield and decreases contamination 109% increase in plasma recovery yield 52% decrease in gDNA contamination Source: Dodson G et al., Advances in Liquid Biopsy: LBgard® Blood Tubes for Multi-omic Testing Applications Whitepaper (2021) Plasma Cell-free DNA (cfDNA) Proteins Exosomes Buffy coat layer White Blood Cells (WBC) Circulating Tumor Cells (CTC) Plastic external tube Glass internal coating Red Blood Cells (RBC) 37EXACT SCIENCES

38 Proficiency optimizing comprehensive algorithmstraining sets cross validation validation sets independent test sets artificial neural networks multi-marker approach proprietary chemistry machine learning classifier 70 person bioinformatics team 38EXACT SCIENCES

900+ patents issued worldwide 400+ patent applications filed Strong intellectual property portfolio protects unique advantages Source: Exact Sciences internal data 39EXACT SCIENCES

Jake Orville General Manager, Screening Offer tests that impact decisions 40EXACT SCIENCES

MRD & recurrence Prognosis & prediction Hereditary testing Screening & diagnosis Early-stage therapy expected 2023 How we help detect cancer earlier and provide smarter answers at every step multi-cancer liver, esophageal, & others Includes tests in development, which are not available for sale or approved by FDA 41EXACT SCIENCES

Therapy selection & monitoring MRD & recurrence Prognosis & prediction Hereditary testing Screening & diagnosis Early-stage therapy expected 2023 Providing the best screening tests to help prevent and detect cancer earlier multi-cancer liver, esophageal, & others Includes tests in development, which are not available for sale or approved by FDA 42EXACT SCIENCES unscreened Americans ages 45-85 60M Diagnosed in stage IV 1 out of 10 survive Source: Fisher D et al., ASCO Gastrointestinal Cancers Symposium (2022); Exact Sciences estimates based on 51% screening rate for ages 50-85 and 10-15% screening rate for ages 45-49; Siegel RL et al., Cancer Statistics (2022) COLORECTAL CANCER 43EXACT SCIENCES

No sedation No time off work No preparation 94% 91% Easy to use Non-invasive 24/7 support Source: Imperiale TF et al., N Engl J Med (2014); Siegel RL et al., Cancer Statistics (2022); Exact Sciences internal data Diagnosed in stages I & II 9 out of 10 survive COLORECTAL CANCER 92% 87% specificitycancer sensitivity 44EXACT SCIENCES

2013 2015 2017 2019 2021 Announced DeeP-C results Apr Medicare Stars Apr ~90% insurance coverage Jul 2M people screened Feb 2023 2025 2027 30M+ expected people screened 2012 2014 2016 2018 2020 2022 Completed DeeP-C enrollment Nov FDA approval Aug Medicare NCD Oct USPSTF guidelines Jun HEDIS measures Oct 1M people screened Feb 10M people screened Nov 2024 2026 2028 Expected USPSTF update COLORECTAL CANCER COLORECTAL CANCER 45EXACT SCIENCES expected people screened by 2027 35M+ expected people screened by 2027 COLORECTAL CANCER 46EXACT SCIENCES

A test and services Options and services COLORECTAL CANCER 47EXACT SCIENCES

70% of cancers have no SCREENING OPTIONS Source: United States Preventive Services Task Force. A and B recommendations (2022); Siegel RL et al., A. Cancer Statistics (2021); Siegel DA et al., JAMA Oncol. (2021); Richards TB et al. Morb Mortal Wkly Rep. (2020); American Cancer Society statistics on average 5-year relative survival rates for 19 leading cancers Diagnosed in stage IV 2 out of 10 survive MULTI-CANCER 48EXACT SCIENCES

Americans ages 45-85 135M Source: U.S. Census data; American Cancer Society statistics on average 5-year relative survival rates for 19 leading cancers Diagnosed in stage I 8 out of 10 survive MULTI-CANCER 49EXACT SCIENCES

35% improvement in early-stage sensitivity 29% 3 marker classes 39% 4 marker classes Adding mutation to methylation improves accuracy DETECT-A The first prospective study 10K asymptomatic people Doubled cancers found compared to SOC alone 2/3 were earlier stages Source: Lennon AM et al., Science (2020); Douville et al., ESMO congress poster (2022) MULTI-CANCER Case-control data presented at ESMO 2022 50EXACT SCIENCES

Refine clinical implementation practices Generate real-world evidence Optimize ordering workflow MULTI-CANCER 51EXACT SCIENCES

TO CREATE TM BUILT ON THE FOUNDATION CREATED BY EXACT SCIENCES ACQUIRES THRIVE 52EXACT SCIENCES

MRD & recurrence Prognosis & prediction Hereditary testing Screening & diagnosis Early-stage therapy expected 2023 How we help detect cancer earlier and provide smarter answers at every step liver, esophageal, & others Includes tests in development, which are not available for sale or approved by FDA 53EXACT SCIENCES

Brian Baranick General Manager, Precision Oncology Offer tests that impact decisions 54EXACT SCIENCES

MRD & recurrence Prognosis & prediction Hereditary testing Screening & diagnosis Early-stage therapy expected 2023 Enabling personalized medicine through our Precision Oncology portfolio liver, esophageal, & others Includes tests in development, which are not available for sale or approved by FDA 55EXACT SCIENCES

56 KATIE COURIC VIDEO https://exactsciences.app.box.com/s/z od7dxyokb5iyeanxe4t2rrn841nnkoi 56EXACT SCIENCES

Oncotype DX established a new standard in personalized cancer care oncotype DX®

~1.2M
cumulative U.S. patients tested

~1M
U.S. patients spared unnecessary chemotherapy

$400M+
U.S. revenue

80%+
U.S. market penetration

Source: Sparano et al., N Engl J Med (2018); Geyer et al., NPJ Breast Cancer (2018); Exact Sciences internal data

EXACT SCIENCES
57

Oncotype DX is supported by unmatched evidence and all major guidelines oncotype DX®

Recurrence Score® (RS) Result

13

Range: 0-100

Decision on individual treatment especially around the RS 25 cutoff may consider other clinical factors.

100K+ patients with published prospective outcomes

TAILORx
10K women, 12 years

RxPONDER
5K women, 5 years

ASCO® | NCCN® | ESMO | ST. GALLEN | NICE

Source: Sparano et al., N Engl J Med (2018); Geyer et al., NPJ Breast Cancer (2018)

EXACT SCIENCES

58

Oncotype DX provides an international Precision Oncology footprint Solidify standard of care in established markets Increase adoption in growing markets Launch in new markets 110 sales team members 120 country presence + Source: Exact Sciences internal data 59EXACT SCIENCES

Our platform provides unique advantages in Precision Oncology Commercial channel Relationships with 90%+ of oncologists Tissue access ~200K samples each year EMR platform Seamless ordering and resulting Logistics capabilities Experience with complex workflows Lab operations excellence Automation enables scale Patient compliance engine Facilitates recurring testing Portfolio of oncology tests Multiple tests per patient Global footprint Presence in 120 countries Source: Exact Sciences internal data 60EXACT SCIENCES

Hybrid capture technology Targets and captures specific DNA fragments Proprietary detection algorithm Operationally reliable Superior LBgard® collection tubes 61EXACT SCIENCES

Whole genome technology Expanded breadth of mutations Attractive cost profile 62EXACT SCIENCES

Universal platform supports entrance into colon cancer and expansion soon after oncodetect™

COLON CANCER	BREAST CANCER	ADDITIONAL CANCER TYPES
Second largest opportunity	**Largest** opportunity	**Universal** MRD platform
Established **evidence & reimbursement**	Demonstrate **clinical utility** through partnerships	**Tumor-informed** and -agnostic approaches
Synergies with **Cologuard**	Significant synergies with **Oncotype DX**	Synergies with **Cancerguard**

Source: Exact Sciences estimates

EXACT SCIENCES

63

Providing ultra-comprehensive genomic profiling, including DNA and RNA 20,000 genes ~325 20,000+ targets ~50 OncoExTraOther tests DNA (tumor + inherited) RNA Protein Source: Exact Sciences internal data 64EXACT SCIENCES

HEREDITARY CANCER MRD BASELINE MRD SURVEILLANCE MRD SURVEILLANCE MRD SURVEILLANCE RS result + - + - 48 + - + - + - Selena, a colorectal cancer patient Illustrative example, not a real patient + - 65 EXACT SCIENCES

MRD BASELINE MRD SURVEILLANCE MRD SURVEILLANCE MRD SURVEILLANCE RS result + - 48 + - + - + - Selena, a colorectal cancer patient SCREENING + - + - Illustrative example, not a real patient 66 EXACT SCIENCES

MRD BASELINE MRD SURVEILLANCE MRD SURVEILLANCE MRD SURVEILLANCE RS result + - 48 + - + - + - Selena, a colorectal cancer patient EARLY-STAGE CANCER + - -+ Illustrative example, not a real patient 67 EXACT SCIENCES

MRD BASELINE MRD SURVEILLANCE MRD SURVEILLANCE MRD SURVEILLANCE RS result + - 48 + - + - + - Selena, a colorectal cancer patient RECURRENCE TESTING + - -+ Illustrative example, not a real patient 68 EXACT SCIENCES

MRD BASELINE MRD SURVEILLANCE MRD SURVEILLANCE MRD SURVEILLANCE RS result + - 48 + - + - + - Selena, a colorectal cancer patient RELAPSE + - -+ 69 Illustrative example, not a real patientEXACT SCIENCES

Jorge Garces Chief Science Officer Generate rock- solid evidence 707EXACT SCIENCES

Provide a seamless experience for customers Invest in world-class talent dedicated to fighting cancer Offer tests that impact decision-making Increase access & drive adoption Generate rock-solid clinical evidence Drive profitable revenue 71EXACT SCIENCES

Generating evidence “the xact way” Clinical trials definitively establishing test performance Real-world evidence and long-term outcomes supporting test use Modeling studies demonstrating population impact 727EXACT SCIENCES

Exact Sciences conducts studies that make a difference over the long term

TAILOR-X	**10K**
RxPONDER	**5K**
DeeP-C	**10K**
DETECT-A	**10K**
BLUE-C	**20K**

6

NEJM publications

Source: Sparano JA et al., N Engl J Med (2018); Kalinsky K et al., N Engl J Med (2021); Imperiale TF et al., N Engl J Med (2014); Paik S et al., N Engl J Med (2004); Sparano JA et al., N Engl J Med (2015); Sparano JA et al., N Engl J Med (2019); Lennon A et al., Science (2020)

EXACT SCIENCES

73

439K 271K 186K 116K 69K 10K 9K 1K Plasma Stool Buffy coat Serum Tissue Cell pellet Blood Urine Aliquots in storage by sample type 100+ Clinical Affairs team members 275+ completed/ongoing clinical studies 292K+ cumulative people enrolled We have access to more than 1.1M high-quality samples Source: Exact Sciences internal data 74EXACT SCIENCES next-generation BLUE-C Source: Exact Sciences internal data; Imperiale TF et al., N Engl J Med (2014) 94% cancer sensitivity 91% specificity including non- advanced findings CLINICAL TRIALS Category, n (%) BLUE-C (n=20,208) DeeP-C (n=9,989) Colorectal cancer 98 (0.48) 65 (0.65) Advanced pre- cancerous lesions 2,146 (10.6) 757 (7.6) Non-advanced adenomas 6,983 (34.6) 2,893 (29.0) Negative 10,981 (54.3) 6,274 (62.8) 75EXACT SCIENCES

DETECT-A Source: Buchannan A et al., ASCO (2023); Lennon A et al., ASCO (2023) 100% 86% of early-stage diagnosed and treated patients still living cancer free of surgically-treated patients in remission <1% of false-positive results developed cancer annually over 4 years REAL-WORLD EVIDENCE 76EXACT SCIENCES

90K patients with invasive breast cancer 9 years of follow up Source: Geyer C et al., ASCO abstract (2023) SEER data Confirmed Oncotype DX was prognostic for breast cancer-specific mortality REAL-WORLD EVIDENCE 77EXACT SCIENCES

100+ health economic studies in the last 3 years 40K+ scenarios simulated 21K lines of code in one colorectal cancer model Source: Exact Sciences internal data MODELING STUDIES 78EXACT SCIENCES

79EXACT SCIENCES

Everett Cunningham Chief Commercial Officer Increase access and drive adoption 808EXACT SCIENCES

Provide a seamless experience for customers Invest in world-class talent dedicated to fighting cancer Offer tests that impact decision-making Increase access & drive adoption Generate rock-solid clinical evidence Drive profitable revenue 81EXACT SCIENCES

1,200 person commercial organization Field team Health technology Provider marketing Market access Health systems Consumer marketing Medical geneticists 1,000 person field team Primary care Women’s health Gastro- enterology International oncology Oncology Surgeons Source: Exact Sciences internal data 82EXACT SCIENCES

The most powerful commercial engine in diagnostics

PATIENTS	HEALTH CARE PROFESSIONALS	HEALTH SYSTEMS	PAYERS	PHARMA
85%	**370K**	**275**	**780**	**60**
brand awareness	cumulative providers have ordered	electronic connections	in-network agreements	biopharma partnerships

EXACT SCIENCES

Source: Exact Sciences internal data

83

Deploying an all-encompassing sales and marketing strategy Educating health care professionals Health systems and payer relationships Surround sound marketing 848EXACT SCIENCES

85 1.6M+ FIELD CALLS EACH YEAR Source: Exact Sciences internal data EDUCATING HEALTH CARE PROFESSIONALS 8EXACT SCIENCES

Educating health care professionals Data-driven insights promote agility and consistency EDUCATING HEALTH CARE PROFESSIONALS 86EXACT SCIENCES

EDUCATING HEALTH CARE PROFESSIONALS 87EXACT SCIENCES

88 400 largest U.S. health systems 85 strategic account managers 60 oncology centers and integrated delivery networks Health technology solutions Targets Source: Exact Sciences internal data HEALTH SYSTEM & PAYER RELATIONSHIPS 8EXACT SCIENCES

90% of 21K unscreened people being ordered a Cologuard Cologuard auto ordered for cancelled or no-show colonoscopies INFORMATION TECHNOLOGY SUPPORT Source: Exact Sciences internal data HEALTH SYSTEM & PAYER RELATIONSHIPS 89EXACT SCIENCES

90 Sizzle reel video SURROUND SOUND MARKETING 90EXACT SCIENCES

SEARCH HCP CHANNELS SOCIAL RADIO TRADITIONAL VIDEO VIDEO STREAMING 10B+ advertisement impressions each year Source: Exact Sciences internal data SURROUND SOUND MARKETING 91EXACT SCIENCES

Optimizing spend as revenue grows 63% 50% 35% 52% 44% 55% 58%112% 2023E is midpoint of Exact Sciences guidance provided on May 9, 2023 92EXACT SCIENCES $99M $266M $454M $876M $1.49B $1.77B $2.08B $2.40B 2016 2017 2018 2019 2020 2021 2022 2023E Total revenue Sales & marketing expense 49% 41% 40% 44% 55% 58%114% Low 30’s

Everett Cunningham Chief Commercial Officer Provide seamless experience 93EXACT SCIENCES

Provide a seamless experience for customers Invest in world-class talent dedicated to fighting cancer Offer tests that impact decision-making Increase access & drive adoption Generate rock-solid clinical evidence Drive profitable revenue 94EXACT SCIENCES

e don’t just have great tests, we offer great services 95EXACT SCIENCES

15M+ patient calls each year 75%+ enabled by technology Source: Exact Sciences internal data 96EXACT SCIENCES

$62M $87M $113M $131M Customer experience Customer support team Test volume Investing in a seamless customer experience 2021 2022 2023E2020 Source: Exact Sciences internal data 97EXACT SCIENCES

We have been working to perfect the customer experience for nearly a decade 220+ experiments conducted Source: Exact Sciences internal data 98EXACT SCIENCES doubled completion rate of schedule UPS pickup feature 3 min → 30 seconds amount of time to complete task 8 min→5.5 min total app time Cologuard kit return “app” improving ease of use Source: Exact Sciences internal data 99EXACT SCIENCES

AWARENESS SCREENING DIAGNOSIS RX SELECTION & MONITORING MAINTENANCE Difficult to track patients who need screening Leave EMR to order tests Ambiguous imaging creates difficult next- step decision Implications of genetic testing confusing, hard to explain Unsure which treatment to use with too many options Unaware/unsure of screening tests they need Anxious for results; test status unclear Overwhelmed by diagnosis – don’t kno what to do next Overwhelmed by tumor profiling info – don’t kno here to get explanations Difficult to keep track of when next test/ screening is due Challenges in cancer care Provider Patient Waiting for answers until follow-up visit; anxious about having cancer Test status, patient completion, time to receive results uncertain Illustrative example, not a real patient or provider 100EXACT SCIENCES

Waiting for answers until follow-up visit; anxious about having cancer AWARENESS SCREENING DIAGNOSIS RX SELECTION & MONITORING MAINTENANCE Provide list of patients eligible for screening Order EXAS test directly in EMR Help patient comply; provider tracks test completion Provide diagnostic/ prognostic support tools Refer patients to genetic counseling service and tools Offer clinical decision support tool to help determine best treatment Digital tool shows provider and patient they need to be screened Telehealth tool provides convenient access to provider for questions Track sample throughout process; know when result is ready Diagnosis details and next steps clearly explained Easy-to-consume, patient-specific result explanations available Receive reminders and links to re-order tests, telehealth support offered Challenges in cancer care Provider Patient Difficult to track patients who need screening Leave EMR to order tests Test status, patient completion, time to receive results uncertain Ambiguous imaging creates difficult next- step decision Implications of genetic testing confusing, hard to explain Unsure which treatment to use with too many options Unaware/unsure of screening tests they need Anxious for results; test status unclear Overwhelmed by diagnosis – don’t kno what to do next Overwhelmed by tumor profiling info – don’t kno here to get explanations Difficult to keep track of when next test/ screening is due Illustrative example, not a real patient or provider 101EXACT SCIENCES

EXACT SCIENCES Jeff Elliott Chief Financial Officer Drive profitable revenue 102T SCIENCES

Provide a seamless experience for customers Invest in world-class talent dedicated to fighting cancer Offer tests that impact decision-making Increase access & drive adoption Generate rock-solid clinical evidence Drive profitable revenue 103EXACT SCIENCES

EXACT SCIENCES Grow the core business Increase profits and cash flow Allocate capital 104T SCIENCES

GROW THE
CORE BUSINESS

Q1 was a record-breaking quarter

Core revenue
+33%


$450M
$598M
1Q22
1Q23

Non-GAAP gross margin
+1.7 pts


72.3%
74.0%
1Q22
1Q23

Adjusted EBITDA
+$136M


($90M)
$46M
1Q22
1Q23

Free cash flow
+$140M


($207M)
($68M)
1Q22
1Q23

Please refer to the appendix accompanying this presentation for discussion of non-GAAP financial measures and reconciliations to GAAP financial measures

EXACT SCIENCES
105

EXACT SCIENCES

GROW THE
CORE BUSINESS

FINANCIAL TARGETS

~15%
compounded annual
revenue growth 2022-2027
(excluding COVID and prostate)

20%+
adjusted EBITDA
margin in 2027

Note: compounded annual revenue growth based on total revenue in 2022, excluding revenue generated from COVID-19 testing and the divested Oncotype prostate test

EXACT SCIENCES
106

EXACT SCIENCES $39M $99M $266M $454M $810M $815M $1.06B $1.42B $1.78B 2015 2016 2017 2018 2019 2020 2021 2022 2023E Screening revenue 8-year CAGR: 60%+ Growth drivers Commercial productivity Rescreens Health system connections 45-49 age group CAGR revenue calculated using GAAP figures; 2023E is midpoint of guidance provided on May 9, 2023; Exact Sciences acquired PreventionGenetics in January 2022 107T SCIENCES GROW THE CORE BUSINESS

EXACT SCIENCES $394M $456M $440M $562M $601M $613M 2018 2019 2020 2021 2022 2023E 5-year CAGR: 9% Precision Oncology revenue Growth drivers Therapy selection International expansion Biopharma partnerships Node-positive adoption CAGR revenue calculated using GAAP figures; 2023E is midpoint of guidance provided on May 9, 2023; Exact Sciences combined with Genomic Health in November 2019 and acquired Ashion Analytics in April 2021 108T SCIENCES GROW THE CORE BUSINESS

EXACT SCIENCES $15M $54M $188M $338M $660M $1.14B $1.31B $1.51B $1.75B 2015 2016 2017 2018 2019 2020 2021 2022 2023E Non-GAAP gross profit 73%+ Non-GAAP gross margin 8-year CAGR: 80%+ Key drivers Rescreen mix increasing Volume leverage Next-generation Cologuard Automation projects 2023E is midpoint of guidance provided on May 9, 2023; Please refer to the appendix accompanying this presentation for discussion of non-GAAP financial measures and reconciliations to GAAP financial measures 109T SCIENCES GROW THE CORE BUSINESS

EXACT SCIENCES ($90M) ($46M) ($13M) $5M $46M 1Q22 2Q22 3Q22 4Q22 1Q23 Adjusted EBITDA grew $136M Y/Y 2023 guidance 2027 target 5% 20% Expect adjusted EBITDA margin to increase 15 pts by 2027 2023 guidance for adjusted EBITDA margin refers to midpoint of guidance provided on May 9, 2023; Please refer to the appendix accompanying this presentation for discussion of non-GAAP financial measures and reconciliations to GAAP financial measures INCREASE PROFITS & CASH FLOW 110T SCIENCES

EXACT SCIENCES ~30 pt ~20 pt higher compliance for 2nd rescreen higher compliance for 1st rescreen Source: Exact Sciences internal data based on 90-day adherence rates 0.8M 1.3M 1.3M 1.7M 2.0M 0.1M 0.3M 0.4M 2021 2022 2023E 2024E 2025E Eligible for second rescreen Eligible for first rescreen INCREASE PROFITS & CASH FLOW 111T SCIENCES

EXACT SCIENCES ($124M) ($86M) ($21M) ($68M) 2Q22 3Q22 4Q22 1Q23 2Q23E Positive Free cash flow Please refer to the appendix accompanying this presentation for discussion of non-GAAP financial measures and reconciliations to GAAP financial measures INCREASE PROFITS & CASH FLOW 112T SCIENCES

EXACT SCIENCES Core business Pipeline opportunities Retaining cash flow Disciplined capital allocation ALLOCATE CAPITAL 113T SCIENCES

EXACT SCIENCES 20 25 30 35 40 45 50 Jan 22 Mar 22 May 22 Jul 22 Sep 22 Nov 22 Jan 23 Mar 23 20-day decrease in DSOs 0K 5K 10K 15K 20K 25K 30K 35K Jan 22 Mar 22 May 22 Jul 22 Sep 22 Nov 22 Jan 23 Mar 23 99% decrease in Cologuard claim errors Source: Exact Sciences internal data ALLOCATE CAPITAL 114T SCIENCES

EXACT SCIENCES $200M cumulative cost savings expected by 2030 Enhancing our state-of-the-art labs ALLOCATE CAPITAL 115T SCIENCES

116 Total market penetration 20%0% 40% 60% 80% 100% Market size ($) Source: U.S. Census data and Exact Sciences estimates; U.S. markets only Esophageal Therapy selection Breast MCED $25B CRC $18BMRD $15B Liver Hereditary cancer testing Lung Thyroid Pancreatic Rare disease ALLOCATE CAPITAL 116EXACT SCIENCES

~7x incremental revenue growth


$316M
$44M
EXACT SCIENCES
Dx group average

~8x non-GAAP gross profit dollars


$1.75B
$230M
EXACT SCIENCES
Dx group average

Source: Exact Sciences guidance provided May 9, 2023; FactSet
Dx group includes 23andMe, Adaptive, GeneDX, Guardant Health, Invitae, Myriad, Natera, NeoGenomics, Personalis, Veracyte
Please refer to the appendix accompanying this presentation for discussion of non-GAAP financial measures and reconciliations to GAAP financial measures

EXACT SCIENCES
117

EXACT SCIENCES Q&A session 118T SCIENCES

EXACT SCIENCES Expert health care professional panel Charles Geyer MD, FACP Chief Scientific Officer, NSABP Foundation Professor of Medicine, UPMC Hillman Cancer Center Lisa Ravindra MD, FACP Assistant Professor of Medicine, Division of General Internal Medicine Associate Chief Medical Informatics Officer, Rush University Medical Center Seth A. Gross MD, FACG, FASGE, AGAF Professor of Medicine Clinical Chief, Division of Gastroenterology and Hepatology, NYU Langone Health Ronan J. Kelly MD, MBA Director of the Charles A. Sammons Cancer Center, Baylor University Medical Center Chief of Oncology, Baylor Scott & White Health System W.W. Caruth Jr. Endowed Chair of Immunology at Baylor University Medical Center Clinical Professor, Texas A&M University College of Medicine Adjunct Associate Professor of Oncology, Sidney Kimmel Comprehensive Cancer Center, Johns Hopkins Professor, Clinical Sciences Division at the Translational Genomics Research Institute (TGEN) The members of the HCP Panel have been asked to share their views and opinions based on their professional and clinical experience. They are being compensated for their time today. 119T SCIENCES

EXACT SCIENCES 120 120T SCIENCES

EXACT SCIENCES Exact Sciences is a powerful innovator and growth engine our team powers our flywheel best-in-class scientific capabilities profitable growth for years to come 121

EXACT SCIENCES We aim to eradicate cancer with tests that help prevent it, detect it earlier, and guide treatment. 122EXACT SCIENCES

EXACT SCIENCES In addition to the company's financial results determined in accordance with U.S. GAAP, the company provides non-GAAP measures that it determines to be useful in evaluating its operating performance and liquidity. The company presents EBITDA, adjusted EBITDA, non-GAAP gross margin, non-GAAP gross profit, core revenue, and free cash flow. EBITDA and adjusted EBITDA consist of net loss after adjustment for those items shown in the table below. The company defines non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding amortization of acquired intangible assets. The amortization of acquisition-related intangible assets used in the calculation of non-GAAP gross profit and non-GAAP gross margin pertain only to the amortization associated with developed technology acquired and recorded through purchase accounting transactions. The amortization of these intangible assets will recur in future periods until such intangible assets have been fully amortized. Core revenue is calculated to adjust for recent divestitures, COVID-19 testing revenue and foreign currency exchange rate fluctuations. To exclude the impact of change in foreign currency exchange rates from the prior period under comparison, the Company converts the current period non-U.S. dollar denominated revenue using the prior year comparative period exchange rates. The company considers free cash flow to be a liquidity measure and is calculated as net cash used in or provided by operating activities, reduced by purchases of property, plant and equipment. Management believes that presentation of operating results using non-GAAP financial measures provides useful supplemental information to investors and facilitates the analysis of the company’s core operating results and comparison of operating results across reporting periods. The company uses this non-GAAP financial information to establish budgets, manage the company’s business, and in setting incentive and compensation arrangements. The company believes free cash flow provides useful information to management and investors since it measures our ability to generate cash from business operations. Non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental information purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. For example, non-GAAP gross margin and non-GAAP gross profit exclude the amortization of acquired intangible assets although such measures include the revenue associated with the acquisitions. Additionally, adjusted EBITDA excludes a number of expense items that are included in net loss. As a result, positive adjusted EBITDA may be achieved while a significant net loss persists. For a reconciliation of these non-GAAP measures to GAAP, please see below tables. The company presents certain forward-looking statements about the company’s future financial performance that include non-GAAP measures. These non-GAAP measures include adjustments like stock-based compensation, acquisition and integration costs including gains and losses on contingent consideration liabilities that are difficult to predict for future periods because the nature of the adjustments pertain to events that have not yet occurred. Additionally, management does not forecast many of the excluded items for internal use. Information reconciling forward-looking non-GAAP measures to U.S. GAAP measures is therefore not available without unreasonable effort and is not provided. The occurrence, timing and amount of any of the items excluded from GAAP to calculate non-GAAP could significantly impact the Company’s GAAP results. Appendix Non-GAAP disclosure 123

EXACT SCIENCES CORPORATION
Selected Unaudited Financial Information
EBITDA and Adjusted EBITDA Reconciliations
(Amounts in thousands)

(In thousands)	1Q22	2Q22	3Q22	4Q22	1Q23
Net loss	$ (180,937)	$ (166,063)	$ (148,761)	$ (127,745)	$ (74,151)
Interest expense (income) (1)	4,478	4,511	5,235	5,410	(4,107)
Depreciation and amortization	47,647	51,861	48,569	49,481	49,743
Income tax (benefit) expense	(2,015)	(1,751)	(3,116)	(2,182)	1,657
EBITDA	$ (130,827)	$ (111,442)	$ (98,073)	$ (75,036)	$ (26,858)
Stock-based compensation (2)	65,481	64,494	58,328	50,789	61,897
Investment loss (income)	1,487	3,719	8,584	5,635	(490)
Acquisition and integration costs (3)	(25,961)	(23,742)	(4,992)	1,175	(8,547)
Reduction-in-force severance (4)	—	14,613	—	18,886	907
Loss on sale of asset and divestiture related costs (5)		—	17,165	53	—
Impairment of long-lived assets (6)	—	6,591	5,946	3,432	69
Legal settlement (7)	—	—	—	—	18,936
Adjusted EBITDA	$ (89,820)	$ (45,767)	$ (13,042)	$ 4,934	$ 45,914

(1) Interest expense (income) for the three months ended March 31, 2023, includes a $10.3 million net gain recorded on the settlement of convertible notes, which represents the difference between (i) the fair value of the consideration transferred and (ii) the sum of the carrying value of the debt at the time of the exchange.

(2) Represents stock-based compensation expense and 401(k) match expense as the Company matches a portion of Exact Sciences employees' contributions annually in the form of the Company's common stock.

(3) Represents acquisition and related integration costs incurred as a result of the Company's business combinations and asset acquisitions. This includes fees for professional services and the remeasurement of the contingent consideration liabilities in connection with business combinations.

(4) Represents severance and legal fees incurred by the Company as a result of proactive measures the Company put in place to address the impact of the inflationary environment and other macroeconomic trends.

(5) Represents the loss on the sale of the intellectual property and know-how related to the Company's Oncotype DX Genomic Prostate Score® test to MDxHealth SA and related severance, accelerated stock-based compensation, legal, and other professional service fees related to the divestiture.

(6) Represents impairment charges on the Company's long-lived assets including acquired developed technology and supply agreement intangible assets and building leases.

(7) The Company presented a settlement offer of approximately $29 million to the United States Department of Justice ("DOJ") concerning the DOJ's investigation of Genomic Health's compliance with the Medicare Date of Service billing regulations. As a result, the Company increased its accrual from $10 million that was initially accrued for in the third quarter of 2021 to $29 million. This represents the Company's best estimate of the probable loss for this matter, but the recorded amount may be materially adversely affected by an ultimate unfavorable resolution of this matter.

EXACT SCIENCES

124

EXACT SCIENCESEXACT SCIENCES 125 EXACT SCIENCES CORPORATION Selected Unaudited Financial Information Non-GAAP Gross Profit and Non-GAAP Gross Margin Reconciliations (Amounts in thousands) (1) Includes only amortization of intangible assets identified as developed technology assets through purchase accounting transactions, which otherwise would have been allocated to cost of sales. 1Q23 1Q22 Revenue $ 602,450 $ 486,571 Cost of sales (exclusive of amortization of acquired intangible assets) 156,866 134,705 Amortization of acquired intangible assets (1) 20,718 22,477 Gross profit $ 424,866 $ 329,389 Gross margin 71% 68 % Amortization of acquired intangible assets (1) 20,718 22,477 Non-GAAP gross profit $ 445,584 $ 351,866 Non-GAAP gross margin 74% 72%

EXACT SCIENCESEXACT SCIENCES 126 EXACT SCIENCES CORPORATION Selected Unaudited Financial Information Non-GAAP Gross Profit and Non-GAAP Gross Margin Reconciliations (Amounts in thousands) (1) Includes only amortization of intangible assets identified as developed technology assets through purchase accounting transactions, which otherwise would have been allocated to cost of sales. For the Year Ended 2015 2016 2017 2018 2019 2020 2021 2022 Revenue $ 39,437 $ 99,376 $ 265,989 $ 454,462 $ 876,293 $ 1,491,391 $ 1,767,087 $ 2,084,279 Cost of sales (exclusive of amortization of acquired intangible assets) 24,501 45,195 78,305 116,644 216,717 354,324 458,757 574,394 Amortization of acquired intangible assets (1) — — 891 1,338 13,254 82,127 84,173 86,967 Gross profit $ 14,936 $ 54,181 $ 186,793 $ 336,480 $ 646,322 $ 1,054,940 $ 1,224,157 $ 1,422,918 Gross margin 38% 55% 70% 74% 74% 71% 69% 68 % Amortization of acquired intangible assets (1) — — 891 1,338 13,254 82,127 84,173 86,967 Non-GAAP gross profit $ 14,936 $ 54,181 $ 187,684 $ 337,818 $ 659,576 $ 1,137,067 $ 1,308,330 $ 1,509,885 Non-GAAP gross margin 38% 55% 71% 74% 75% 76% 74% 72%

EXACT SCIENCESEXACT SCIENCES 127 EXACT SCIENCES CORPORATION Selected Unaudited Financial Information Reconciliation of Core Revenue (Amounts in thousands) (1) Excludes revenue from the divested Oncotype DX Genomic Prostate Score test and COVID-19 testing. (2) Foreign currency impact is calculating the change in current period non-U.S. dollar denominated revenue using the prior year comparative period exchange rates. (3) Excludes revenue from the divested Oncotype DX Genomic Prostate Score test and COVID-19 testing, as well as the impact of foreign currency exchange rate fluctuations. GAAP 1Q23 1Q22 % Change Screening $ 443,195 $ 306,522 45 % Precision Oncology 155,432 152,620 2 % COVID-19 Testing 3,823 27,429 (86) % Total $ 602,450 $ 486,571 24 % Non-GAAP 1Q23 (1) 1Q22 (1) % Change Foreign Currency Impact (2) Core Revenue (3) % Change (3) Screening $ 443,195 $ 306,522 45% $ — $ 443,195 45 % Precision Oncology 153,391 143,652 7% 1,230 154,621 8 % Total $ 596,586 $ 450,174 33% $ 1,230 $ 597,816 33%

EXACT SCIENCESEXACT SCIENCES 128 EXACT SCIENCES CORPORATION Selected Unaudited Financial Information Condensed Consolidated Statements of Cash Flows and Reconciliation of Free Cash Flow (Amounts in thousands) 1Q22 2Q22 3Q22 4Q22 1Q23 Net cash provided by (used in) operating activities $ (173,754) $ (60,916) $ (40,926) $ 52,037 $ (38,215) Net cash provided by (used in) investing activities 45,561 21,659 65,005 (58,159) 82,941 Net cash provided by financing activities 2,735 63,412 235 10,103 133,596 Effects of exchange rate changes on cash and cash equivalents (237) (510) (2,429) 3,206 550 Net increase (decrease) in cash, cash equivalents and restricted cash (125,695) 23,645 21,885 7,187 178,872 Cash, cash equivalents and restricted cash, beginning of period 315,768 190,073 213,718 235,603 242,790 Cash, cash equivalents and restricted cash, end of period $ 190,073 $ 213,718 $ 235,603 $ 242,790 $ 421,662 Reconciliation of free cash flow: Net cash provided by (used in) operating activities $ (173,754) $ (60,916) $ (40,926) $ 52,037 $ (38,215) Purchases of property, plant and equipment (33,623) (63,326) (44,637) (72,876) (29,360) Free cash flow $ (207,377) $ (124,242) $ (85,563) $ (20,839) $ (67,575)